Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	3/31/09	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	6,290	5,945	5,199	4,811	5,674	1,621
Investment securities, at market	472,334	440,920	423,503	367,088	350,967	342,524
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	538,624	506,865	488,702	431,899	416,641	404,145

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	2,207,389	1,494,233	1,494,233	1,494,233	1,494,233	2,428,472
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	23,707,389	22,994,233	22,994,233	22,994,233	22,994,233	23,928,472

TOTAL ASSETS	24,246,013	23,501,098	23,482,935	23,426,132	23,410,874	24,332,617

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	September 8, 2009	Signed	/s/ Gary N Thompson	Printed Name of Signatory	Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	3/31/09	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09
LIABILITIES:
Post-Petition debt (Sched. C)	24,144	18,646	23,076	26,658	27,646	27,921

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,180,458	138,174,960	138,179,390	138,182,972	138,183,960	138,184,235

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(8,893,649)	(9,633,066)	(9,655,659)	(9,716,044)	(9,732,290)	(8,810,822)

TOTAL SHAREHOLDERS EQUITY	(113,934,445)	(114,673,862)	(114,696,455)	(114,756,840)	(114,773,086)	(113,851,618)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	24,246,013	23,501,098	23,482,935	23,426,132	23,410,874	24,332,617

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	3/31/09	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09
REVENUE:
Net investment income	657	611	600	597	542	565
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(8,750)	(8,753)	(8,816)	(8,694)	(8,704)	(8,880)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(62,191)	(15,250)	(8,564)	(48,501)	(4,978)	(1,375)
Accounting fees and expenses	0	0	0	0	0	0
Actuarial services	0	0	0	0	0	0
Insurance	(52,420)	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(2,247)	(1,528)	(5,049)	(2,568)	(1,296)	(1,693)
Overhead expenses	(776)	(809)	(759)	(739)	(786)	(862)
Miscellaneous	(1,101)	(532)	(5)	(480)	(1,024)	(526)

NET OPERATING INCOME / LOSS	(126,828)	(26,261)	(22,593)	(60,385)	(16,246)	(12,771)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	(683,812)	0	0	0	940,478
Equity in unrealized losses of securities of AIC	0	(29,344)	0	0	0	(6,239)

TOTAL OTHER INCOME (EXPENSE)	0	(713,156)	0	0	0	934,239

NET INCOME (LOSS)	(126,828)	(739,417)	(22,593)	(60,385)	(16,246)	921,468

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	3/31/09	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09
CASH DIFFERENCE:
Current ending cash balance	6,290	5,945	5,199	4,811	5,674	1,621
Less ending prior month balance	(5,259)	(6,290)	(5,945)	(5,199)	(4,811)	(5,674)

NET CASH INCREASE (DECREASE)	1,031	(345)	(746)	(388)	863	(4,053)

SOURCES OF CASH:
Net income (loss)	(126,828)	(739,417)	(22,593)	(60,385)	(16,246)	921,468
Equity in earnings and unrealized losses of AIC	0	713,156	0	0	0	(934,239)

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	130,390	31,414	17,416	56,415	16,121	8,443
Increase in:
Post-petition debt	0	0	4,431	3,582	988	275
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	3,562	5,153	(746)	(388)	863	(4,053)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post-petition debt	(2,531)	(5,498)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(2,531)	(5,498)	0	0	0	0

NET CASH INCREASE (DECREASE)	1,031	(345)	(746)	(388)	863	(4,053)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	3/31/09	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09
TRADE ACCOUNTS PAYABLE	24,144	18,646	23,076	26,658	27,646	27,921
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	24,144	18,646	23,076	26,658	27,646	27,921